ARIEL MUTUAL FUNDS



                               ARIEL APPRECIATION FUND

                                  ARIEL GROWTH FUND

                               ARIEL PREMIER BOND FUND



                                             Annual Report--September 30, 1998


                             THE PATIENT INVESTOR [PHOTO]

THE TORTOISE AND THE HARE

ONE DAY A HARE WAS MAKING FUN OF A TORTOISE FOR BEING SO SLOW UPON HIS FEET. "WAIT A BIT," SAID THE TORTOISE, "I'LL RUN A RACE WITH YOU, AND I'LL WAGER THAT I'LL WIN." THE HARE, WHO WAS MUCH AMUSED AT THE IDEA, SAID "LET'S TRY AND SEE..." WHEN THE TIME CAME BOTH STARTED OFF TOGETHER...THE HARE NEARLY TURNED A SOMERSAULT IN HIS HASTE, WHILE THE TORTOISE BEGAN AT A SLOW BUT STEADY PACE. MEANWHILE THE TORTOISE KEPT PLODDING ON...AND ON...AND ON. SOON THE HARE WAS SO FAR AHEAD HE THOUGHT HE MIGHT AS WELL HAVE A REST, SO DOWN HE LAY AND FELL FAST ASLEEP...AS THE TORTOISE PLODDED ON...AND ON. SUDDENLY THE HARE WOKE UP WITH A START. WHAT WAS THE TIME? WHERE WAS THE TORTOISE? HE DASHED ON AT HIS FASTEST PACE...ONLY TO FIND THAT THE TORTOISE HAD ALREADY WON THE RACE.

                                                    SLOW & STEADY WINS THE RACE.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax 312.726.7473



                                  TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT THE                    The Patient Investor                      2
ARIEL MUTUAL FUNDS INCLUDING                      Company in Focus                          6
MANAGEMENT FEES AND EXPENSES,                     Company Updates                           8
PLEASE SEE THE CURRENT PROSPECTUS                 Ariel Equity Funds                       10
WHICH MUST PRECEDE OR ACCOMPANY                   Schedule of Equity Investments           12
THIS REPORT. DISTRIBUTED BY ARIEL                 Equity Statistical Summary               16
DISTRIBUTORS, INC.                                Ariel Bond Fund                          18
                                                  Schedule of Bond Investments             20
PERFORMANCE DATA PROVIDED                         Statement of Assets & Liabilities        26
REPRESENTS PAST PERFORMANCE AND IS                Statement of Operations                  26
NOT INDICATIVE OF FUTURE RESULTS. THE             Statement of Changes in Net Assets       27
INVESTMENT RETURN AND PRINCIPAL                   Financial Highlights                     28
VALUE OF AN INVESTMENT WILL FLUCTUATE             Notes to the Financial Statements        30
SO THAT AN INVESTOR'S SHARES, WHEN                Report of Independent Auditors           32
REDEEMED, MAY BE WORTH MORE OR LESS               Board of Trustees                        33
THAN THEIR ORIGINAL COST.

                                            SLOW AND STEADY WINS THE RACE.-AESOP
                  THE PATIENT INVEST[GRAPHIC]R-Registered Trademark-


DEAR FELLOW SHAREHOLDER: For the tumultuous quarter ended September 30, 1998, the smaller companies of the Ariel Growth Fund fell -15.6% and the medium-sized names of the Ariel Appreciation Fund gave back -12.9%. While at first glance these losses may make one wince, they actually compare favorably to those of similar funds as well as the small and mid-cap benchmarks. According to Lipper Analytical Services--a mutual fund tracking company--the average small-cap fund lost -21.5% of its value and the average mid-cap fund declined -18.2% over the last three months. The unmanaged Russell 2500 Index fell -19.1%. Against this backdrop, the Ariel Growth Fund ranked 32nd out of 676 funds in the Lipper Small Company Growth Fund universe and the Ariel Appreciation Fund ranked 25th of the 353 funds in Lipper's Mid-Cap universe for the quarter.(1)

Year-to-date through September, the Ariel Growth Fund has returned -8.5% versus -14.5% for the Russell 2500 Index. The relative outperformance can be attributed to our value bias that steers clear of the popular Wall Street hot stocks--now gone cold; our focus on higher quality issues that are better able to withstand difficult market environments; as well as strong stock selection with noteworthy contributions from eye-care manufacturer, Allergan, Inc. (NYSE: AGN) and California-based Longs Drug Stores (NYSE: LDG). Over the same nine month period, the Ariel Appreciation Fund fared even better with a -3.1% return--further aided by its concentration on medium-sized companies that have proven less susceptible to recent market gyrations. Cruise line giant, Carnival Corporation (NYSE: CCL) and local and cellular phone provider, Century Telephone (NYSE: CTL) are but two examples.

The aforementioned results have certainly helped enhance our longer-term track record. Specifically, with a +20.7% three year annualized return, the Ariel Appreciation Fund now ranks #2 of 178 mid-cap funds tracked by Lipper through September 30th. Likewise, the Ariel Growth Fund earns the #10 spot out of a larger grouping of 321 small cap funds for its +17.0% three year annualized return.(2)

THE DOG DAYS OF SUMMER

In the wake of diminishing corporate profits, a global economic crisis and gargantuan losses among the unregulated hedge funds, BARRON'S reported "all sectors, with the notable exception of gold, ended out of money in the July-September stretch..." Even the bulletproof large-cap indices finally had their comeuppance with the S&P 500 posting a -9.9% return for the quarter which brought its year-to-date return down to +6.1%. Although the pain was universal, it was certainly not equal and few would argue smaller stocks suffered the most. Having peaked in April, the Russell 2000 Index was suddenly off -31% by August's end. Investor reaction was decisive and swift--redeem and retreat. Thus, for the first time in eight years, stock mutual funds experienced $11.2 billion of outflows in the month of August alone. Moreover, FORBES reports, "Small company growth funds had a net outflow of $1.4 billion from August through the first week of October..."

WHEN GREED IS GOOD

Although many investment managers have been sobered by recent stock market activity, we find ourselves brimming with optimism. In his usual plain English and folksy fashion, Warren Buffett says it best, "We seek to be fearful when others are greedy and greedy when others are fearful." While no manager would willingly seek out treacherous investment climates that cause hard-earned gains to disappear, we believe the current environment offers one of those rare opportunities to buy some truly wonderful businesses at bargain basement prices. Specifically, small and mid-cap issues now sell at price/earnings multiples not seen since early 1990. Moreover, relative to their large cap brethren, the smaller company stocks are trading in territories not seen in 20 years. It is indeed rare for these securities to sell at a lower price/earnings multiple than the large cap S&P 500. Yet, as FORBES reports, "here we are with the Russell [2000] trading at 20 times expected 1998 earnings, while the S&P 500 goes for 24." Lastly, small and mid-sized stocks are long overdue for a performance rebound. As Morningstar's FUNDINVESTOR reports, "[These] stocks have brought up the rear since 1995, and they've fallen even further behind large caps in 1998. This could very well be their fourth straight year of underperformance. Only twice since 1926 have small caps fallen behind large caps for four or more consecutive years..."

This environment reminds us of the other bear market periods we have lived through. Specifically, the onset of the long-awaited bull market in 1983; the unforgettable crash of 1987; and the Gulf War correction of 1990. All were times when the valuation gap between large and small companies was also compelling, and we were ultimately rewarded for our contrarian stance. Thus, our research team has been working feverishly so we might be able to take full advantage of another rare time when one can literally bottom fish for wonderful companies with excellent long-term growth prospects, run by outstanding people and selling at single digit price/earnings multiples. In short, it's time to be greedy.

THE WINTER OF OUR CONTENT

To this end, we are conducting all of our normal research processes with special emphasis on identifying some of the most deeply discounted issues that meet our exacting standards. We are scouring the portfolio holdings of other value managers whom we respect but perhaps have been in a period of relative underperformance and are poised for a rebound. (Morningstar serves as a great source of systematically obtaining current portfolio holding information on a monthly basis.) We are regularly meeting and speaking with colleagues in the industry where a tremendous amount of information can be gleaned through informal discussions. By combing through the ever growing "new low" list each day, we are identifying stocks that have experienced major price declines as a result of poor earnings or industries that are out of favor. We are revisiting some old favorites--stocks that we successfully owned in the past and sold because their shares appreciated to full value--stocks in which we have accumulated a great deal of knowledge. Moreover, we are studying our own history--the good periods as well as the difficult ones--to ensure we continue to build on our successes and learn from our mistakes. As a result of these efforts, our new idea pipeline has never been fuller nor our analysts more excited about the wholesale valuations that are rampant in today's investment environment.

                                                                       [GRAPHIC]
While we expect these efforts to lead to the purchase of several new stocks, we also must balance this discovery of new ideas with the option of adding to existing positions. Accordingly, we are selectively increasing our holdings in a number of our core positions that have been unduly punished in recent months. Carpet tile manufacturer Interface, Inc. (OTC: IFSIA) is a prime example of such a security. It is a company whose earnings continue to meet or beat Wall Street expectations; a company that has averaged nearly 40% year-over-year earnings growth for the last eight quarters; a company whose business should grow another 20% next year; and yet whose stock value is inexplicably off -50% from its 1998 high.

In short, we view the current market upheaval as an obstacle of opportunity, and we intend to take advantage of the occasion. As always, we appreciate the opportunity to serve you and welcome any comments or questions you might have.

Sincerely,

/s/ John W. Rogers, Jr.       /s/ Eric T. McKissack

John W. Rogers, Jr.           Eric T. McKissack, CFA
Portfolio Manager             Portfolio Manager
Ariel Growth Fund             Ariel Appreciation Fund


(1) FOR THE ONE-YEAR PERIOD ENDING SEPTEMBER 30, 1998, THE GROWTH FUND WAS 17 OUT OF 577 FUNDS RANKED BY LIPPER ANALYTICAL SERVICES, INC. FOR THE FIVE-YEAR PERIOD ENDING SEPTEMBER 30, 1998, THE FUND WAS RANKED 27 OUT OF 180 FUNDS, AND FOR THE TEN-YEAR PERIOD ENDING SEPTEMBER 30, 1998, THE FUND WAS RANKED 45 OUT OF 62 FUNDS.

     FOR THE ONE-YEAR PERIOD ENDING SEPTEMBER 30, 1998, THE APPRECIATION FUND WAS 9 OUT OF 298 FUNDS RANKED BY LIPPER ANALYTICAL SERVICES, INC. FOR THE FIVE-YEAR PERIOD ENDING SEPTEMBER 30, 1998, THE FUND WAS RANKED 13 OUT OF 99 FUNDS, AND FOR THE SINCE INCEPTION PERIOD (12/1/89) ENDING SEPTEMBER 30, 1998, THE FUND WAS RANKED 15 OUT OF 43 FUNDS.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES

[LOGO]
630 DUNDEE ROAD
NORTHBROOK, IL 60062
(847) 498-7070

IDEX CORPORATION (NYSE: IEX) manufactures a wide range of industrial products, including pumps, compressors, and motor devices used in the control (mixing, dispensing and flow) of various types of air and fluids.

REASONS FOR RECOMMENDATION

A DOMINANT AND DEFENDABLE POSITION IN NICHE MARKETS
By virtue of their niche applications, IDEX's business units generally hold the number one or very strong number two market position. The company's products have a high degree of proprietary engineering content and do not compete in the commodity and mass-market applications of the pump and engineered equipment markets. Thus, significant barriers to entry exist for IDEX's business. Moreover, the company is a low cost producer in most of its businesses and is able to price its products slightly higher than its competition due to its high quality reputation and industry leadership. IDEX's products also have a high degree of brand recognition amongst customers and a large field population of pumps and equipment in use. As this existing population of products has a high switching cost, IDEX enjoys an annuity stream of future repair and replacement business.

VERY FAVORABLE ECONOMICS
IDEX has a dominant and defendable franchise which allows it to earn exceptional returns on sales, assets, and equity. Profitability has been consistent over the past several years, even as IDEX's management team has made acquisitions to expand its product line. Earnings per share have grown at an average rate of 22% over the past five years. IDEX generates a very strong stream of excess cash flow which management has astutely reinvested on behalf of shareholders through acquisitions, repayment of debt, and investments in operational efficiencies and expansionary capital expenditures.

EXPERIENCED AND DISCIPLINED MANAGEMENT TEAM
In researching the IDEX family of products, we found very consistent themes in the management of the business--experience and discipline. These characteristics were consis-tent throughout all levels of the IDEX management team, and third party verifications confirmed this view. IDEX's corporate officers average nearly 20 years of service with the company and each one "climbed the IDEX management ladder" through one of the business units. IDEX strongly emphasizes the internal development of its talent. The management style of this company is extremely disciplined. IDEX has meticulous financial controls and planning, well-defined acquisition criteria and a very strict code of ethics. This diligent management style is reflected in the long-term track record of the team. IDEX has never made an acquisition that was dilutive to shareholders.

LIMITED CYCLICALITY
Market psychology during the third quarter negatively impacted those companies believed to have any exposure to an economic slowdown and/or international markets. Although IDEX is not completely immune to cyclical changes in the domestic and global economies, we believe the company has several characteristics that make it considerably less cyclical than the current market price implies. IDEX has a diversified customer base that spans several industries, and it sells relatively lower priced products that often fall outside of the customers' capital budgeting decision process. Maintenance and repair revenues, often sold on a 24-hour turnaround basis, represent approximately 35% of IDEX's overall revenue.

COMPELLING VALUATION
In our view, the current climate has created an excellent opportunity to purchase shares of a well-managed, dominant franchise with excellent economics at a very attractive valuation. At $25, the stock is currently trading at 10 times our 1999 cash earnings estimate, 6 times cash flow, and a 40% discount to our estimate of its private market value of approximately $42 per share.

We recommend investors initiate a position in IDEX Corporation at current price levels.

[LOGO]
ALLERGAN
2525 DUPONT DRIVE
P.O. BOX 19534
IRVINE, CA 92623
(714) 752-4500

ALLERGAN, INC. (NYSE: AGN) Since our initial discussion of Allergan a year ago, the new management team has successfully initiated growth strategies which have caught the attention of the investment community. Specifically, the company has reported three quarters of positive earnings surprises. Up more than 60%, Allergan's stock has performed extraordinarily well during one of the most difficult periods of the stock market's recent history.

The company has reinvigorated its core pharmaceutical business and has developed a pipeline of emerging new products including ALPHAGAN, used for the treatment of glaucoma, and BOTOX, used for a wide variety of neurological and cosmetic applications. The market share gains achieved through these new products have more than offset declines from Allergan's off-patent traditional ophthalmic products.

Furthermore, over the next three years, the company will reduce its labor force by 9% and close five of its ten production facilities. These moves not only help reduce overall expenses, but also serve to consolidate the company's worldwide manufacturing infrastructure. As such, the projected five-year prospects of 16-18% growth in earnings per share should continue to attract investors.

Allergan continues to trade at meaningful discounts to our estimated private market value and industry valuation measures. We continue to regard it as a solid investment opportunity.

T. ROWE PRICE[LOGO]
100 EAST PRATT STREET
BALTIMORE, MD 21202
(410) 345-2000

T. ROWE PRICE ASSOCIATES (OTC: TROW) We sold our remaining shares of T. Rowe Price Associates, Inc. this summer in the low thirties, having acquired our initial position following the stock market crash in 1987 at $1.25 per share (adjusted for splits). With mutual fund companies out of favor following the market's debacle, T. Rowe Price met all of our investment criteria: an attractive industry, a strong brand franchise, superb management, excellent financial characteristics, and a compelling valuation of six times earnings. As the fund industry mushroomed over the years, the company prospered as the strong performance of its mutual funds generated large cash inflows. Over the past decade, assets under management grew more than fivefold and earnings per share rose from $0.23 to $1.13.

This great news did not go unnoticed by Wall Street. During the summer, we found the stock selling at twenty six times estimated earnings that were predicated on the continuation of the bull market. As strict adherents to our value discipline, we chose to eliminate our position believing that the valuation was excessive and the company no longer sold at a significant discount to its private market value. With this said, we still have a strong regard for the industry, the company, and its management. As such, there is a chance current difficulties in the stock market will afford us the opportunity to repurchase shares in this great company at a more attractive valuation.

[LOGO]
888 SEVENTH AVENUE
NEW YORK, NY 10106
(212) 547-6700

GOLDEN BOOKS FAMILY ENTERTAINMENT, INC. (OTC: GBFE) After much consideration, including several in-depth meetings with management, customers and competitors, we sold our position in Golden Books Family Entertainment. In recent months, the economics of the company's business deteriorated drastically as management failed to revitalize Golden's core book and entertainment properties. Investors witnessed the price of the common stock depreciate on news of liquidity problems. The magnitude of Golden's losses and the speed at which fundamentals degenerated proved particularly troublesome. Furthermore, we lost confidence in management and its ability to achieve the long-term potential of the franchise.

During the quarter, Golden engaged Allen & Co., a media investment banker, to explore and evaluate strategic alternatives, including the potential sale of assets to raise cash. Golden is constrained by significant debt, and its financial flexibility is the most limited of any company we follow. Based on our detailed analysis, we have determined that the company's value is insufficient to meet its senior debt obligations.

We view Golden's prospects as highly uncertain, and we seriously question the company's long-term viability in its current configuration. We encourage investors to cut their losses and seek alternate investment opportunities.

LONGS DRUGS
141 NORTH CIVIC DRIVE
P.O. BOX 5222
WALNUT CREEK, CA 94596
(925) 937-1170

LONGS DRUG STORES CORPORATION (NYSE: LDG) After an extended period of sub-par performance, fundamentals have improved at Longs. About a year ago, comparable store sales, the lifeblood of a retailer, began to increase. A strengthening California economy and improved category management were the driving factors. In the most recent quarter, reported in mid-August, comparable store sales jumped 8.2% and earnings per share were $0.38 vs. $0.31, a 19% gain. In addition, as the drug store industry continues to consolidate, Longs has been identified as a potential takeover candidate. The confluence of these two events resulted in Longs' shares rising 39% in the third quarter, a notable performance given overall stock market difficulties.

We continue to view Longs as a prime candidate for acquisition. It holds the number two position in the attractive California market, substantial undervalued real estate assets, and, recent improvements notwithstanding, the company continues to lag its industry peers. Two East Coast drug retailing powerhouses--CVS Corporation (NYSE: CVS) and Eckerd, a subsidiary of J.C. Penney Company, Inc. (NYSE: JCP)--have strong aspirations to become national chains. Each has been acquisitive. Without Longs, it will be difficult for either of these chains to become national. In today's active merger and acquisition environment, we would not be surprised to see Longs secure close to $50 per share.


                                                                       [GRAPHIC]

ARIEL EQUITY FUNDS


TEN LARGEST HOLDINGS
as of September 30, 1998

1    FIRST BRANDS CORP.

     Manufacturer and marketer of consumer products for home and automobile markets

2    SPECIALTY EQUIPMENT

     Manufacturer of commercial and institutional food service equipment

3    MBIA, INC.

     Leading insurer of municipal bonds

4    ROUSE CO.

     Retail mall developer

5    ALLERGAN, INC.

     A foremost provider of specialty eyecare products

6    HASBRO, INC.

     Prominent toy manufacturer

7    CENTRAL NEWSPAPERS, INC.

     A dominant media company with daily and weekly newspapers in Phoenix and Indianapolis

8    INTERFACE, INC.

     World's leading manufacturer and marketer of carpet tiles

9    LONGS DRUG STORES, INC.

     Large operator of retail drug stores in California and other western states

10   ECOLAB, INC.

     A top developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets


ARIEL GROWTH FUND                  AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1998*
                                   --------------------------------------------------------------------------------
Inception November 6, 1986                                  1 Year    3 Year    5 Year    10 Year   Life of Fund
                                   --------------------------------------------------------------------------------
                                   ARIEL GROWTH FUND        -3.8%     +17.0%    +13.2%    +11.8%    +13.9%

                                   Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
                                   *Average annual total returns assume reinvestment of dividends and capital gains.

[GRAPH]

                                        ARIEL GROWTH FUND              S&P 500
                                     PORTFOLIO COMPOSITION       PORTFOLIO COMPOSITION
                                     ---------------------       ---------------------
CONSUMER DISCRETIONARY & SERVICES            33.2                       10.5
MATERIALS & PROCESSING                       22.1                        4.3
CONSUMER STAPLES                             12                          9.5
PRODUCER DUABLES                             10.2                        3.1
FINANCIAL SERVICES                            9.4                       16.2
HEALTH CARE                                   5                         13.4
UTILITIES                                     3.5                       11.7
TECHNOLOGY                                    3.5                       14.7
CASH                                          1.1                        0
INTEGRATED OILS                               0                          7
OTHER                                         0                          5.3
AUTOS & TRANSPORTAION                         0                          3
OTHER ENERGY                                  0                          1.2

Ariel Growth Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth but does so at a higher risk than the Ariel Appreciation Fund. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund generally holds investments for a relatively long period, usually three to five years. The Fund invests in companies with market capitalizations under $1.5 billion with an emphasis on smaller capitalization (small cap) stocks.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL GROWTH FUND AND COMPARABLE INDICES*
[GRAPH]

ARIEL GROWTH FUND
Nov 86                             $10,000
Dec 86                             $10,203
Dec 87                             $11,367
Dec 88                             $15,905
Dec 89                             $19,900
Dec 90                             $16,699
Dec 91                             $22,163
Dec 92                             $24,763
Dec 93                             $26,924
Dec 94                             $25,786
Dec 95                             $30,562
Dec 96                             $37,747
Dec 97                             $51,502
Sept 98                            $47,124

S&P 500

Nov 86                             $10,000
Dec 86                             $ 9,745
Dec 87                             $10,256
Dec 88                             $11,960
Dec 89                             $15,749
Dec 90                             $15,260
Dec 91                             $19,910
Dec 92                             $21,427
Dec 93                             $23,587
Dec 94                             $23,897
Dec 95                             $32,878
Dec 96                             $40,426
Dec 97                             $53,914
Sept 98                            $57,150

RUSSELL 2500

Nov 86                             $10,000
Dec 86                             $ 9,737
Dec 87                             $ 9,281
Dec 88                             $11,391
Dec 89                             $13,604
Dec 90                             $11,580
Dec 91                             $16,988
Dec 92                             $19,738
Dec 93                             $23,002
Dec 94                             $22,759
Dec 95                             $29,975
Dec 96                             $35,680
Dec 97                             $44,370
Sept 98                            $37,940

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2500 Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION FUND            AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1998*
                                   --------------------------------------------------------------------------------
Inception December 1, 1989                                       1 Year    3 Year    5 Year    Life of Fund
                                   --------------------------------------------------------------------------------
                                   ARIEL APPRECIATION FUND       +3.4%     +20.7%    +15.1%    +13.4%

                                   Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
                                   *Average annual total returns assume reinvestment of dividends and capital gains.

[GRAPH]

                                        ARIEL APPRECIAITON FUND             S&P 500
                                         PORTFOLIO COMPOSITION        PORTFOLIO COMPOSITION
                                         ---------------------        ---------------------
CONSUMER DISCRETIONARY & SERVICES               33.4%                         10.5%
MATERIALS & PROCESSING                          17.3%                          4.3%
FINANCIAL SERVICES                              12.8%                         16.2%
CONSUMER STAPLES                                10.3%                          9.5%
PRODUCER DURABLES                                8.1%                          3.1%
HEALTH CARE                                      7.8%                         13.4%
UTILITIES                                        5.2%                         11.7%
TECHNOLOGY                                       2.3%                         14.7%
CASH                                             2.8%                          -
INTEGRATED OILS                                  -                             7.0%
OTHER                                            -                             5.3%
AUTOS & TRANSPORTAION                            -                             3.0%
OTHER ENERGY                                     -                             1.2%

Ariel Appreciation Fund also pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Growth Fund, this fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will also hold investments for a relatively long period - usually three to five years. The Fund invests in small and midsize companies with market capitalizations from $200 million to $5 billion, with an emphasis on medium capitalization (mid cap) stocks.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*
[GRAPH]

ARIEL APPRECIATION FUND
Dec 89                             $10,000
Dec 90                             $ 9,902
Dec 91                             $13,184
Dec 92                             $14,930
Dec 93                             $16,115
Dec 94                             $14,763
Dec 95                             $18,330
Dec 96                             $22,677
Dec 97                             $31,283
Sept 98                            $30,310

S&P 500

Dec 89                             $10,000
Dec 90                             $ 9,922
Dec 91                             $12,945
Dec 92                             $13,932
Dec 93                             $15,336
Dec 94                             $15,539
Dec 95                             $21,378
Dec 96                             $26,286
Dec 97                             $35,056
Sept 98                            $37,160

RUSSELL 2500

Dec 89                             $10,000
Dec 90                             $ 8,554
Dec 91                             $12,549
Dec 92                             $14,580
Dec 93                             $16,992
Dec 94                             $16,812
Dec 95                             $22,142
Dec 96                             $26,356
Dec 97                             $32,776
Sept 98                            $28,026


TEN LARGEST HOLDINGS
as of September 30, 1998

1    ALLERGAN, INC.

     A foremost provider of specialty eyecare products

2    CENTURY TELEPHONE ENTERPRISES

     Diversified telecommunications company

3    ROUSE CO.

     Retail mall developer

4    HASBRO, INC.

     Prominent toy manufacturer

5    MBIA, INC.

     Leading insurer of municipal bonds

6    LONGS DRUG STORES, INC.

     Large operator of retail drug stores in California and other western states

7    SPECIALTY EQUIPMENT

     Manufacturer of commercial and institutional food service equipment

8    FIRST BRANDS CORP.

     Manufacturer and marketer of consumer products for home and automobile markets

9    NORTHERN TRUST CORP.

     Chicago-based bank holding company

10   WH BRADY CO.

     Manufacturer and distributor of niche industrial safety-related products

SCHEDULE OF INVESTMENTS


ARIEL GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998


   Number      COMMON STOCKS-98.95%                       Cost       Market Value
of Shares
               CONSUMER DISCRETIONARY & SERVICES--33.19%
886,010        American Media, Inc., Class A*          $7,762,944     $4,928,431
259,933        Bob Evans Farms, Inc.                    3,652,353      5,182,414
137,700        Central Newspapers, Inc., Class A        3,997,847      7,848,900
398,700        First Brands Corp.                       7,209,568      8,696,644
271,100        Hasbro, Inc.                             4,350,378      7,997,450
200,600        Lee Enterprises                          5,552,216      5,203,062
205,200        Leggett & Platt, Inc.                    1,071,207      4,257,900
197,600        Libbey, Inc.                             7,383,937      5,829,200
 87,000        Omnicom Group, Inc.                        618,938      3,915,000
                                                          -------      ---------
                                                       41,599,388     53,859,001
                                                       ----------     ----------

               CONSUMER STAPLES--12.02%
186,000        Longs Drug Stores, Inc.                  3,293,318      7,474,875
225,000        McCormick & Co., Inc.                    5,335,755      6,539,063
344,800        Whitman Corp.                            5,500,501      5,495,250
                                                        ---------      ---------
                                                       14,129,574     19,509,188
                                                       ----------     ----------

               FINANCIAL SERVICES --9.36%
 27,200        Arthur J. Gallagher & Co.                  908,305      1,122,000
156,500        MBIA, Inc.                               5,609,697      8,402,094
 83,000        Northern Trust Corp.                     1,447,989      5,664,750
                                                        ---------      ---------
                                                        7,965,991     15,188,844
                                                        ---------     ----------


12


   Number      COMMON STOCKS-98.95% (cont)                Cost       Market Value
of Shares
               HEALTH CARE--5.00%
138,900        Allergan, Inc.                          $4,364,705     $8,108,287
                                                       ----------     ----------

               MATERIALS & PROCESSING--22.11%
281,600        Brady (WH) Co.                           7,140,177      5,843,200
245,600        Ecolab, Inc.                             1,505,099      6,984,250
143,900        Hunt Corp.                               1,916,478      2,185,481
648,000        Interface, Inc., Class A                 5,471,859      7,776,000
303,000        Rouse Co.                                5,305,304      8,162,063
365,250        Shorewood Packaging Corp.*               2,783,117      4,930,875
                                                        ---------      ---------
                                                       24,122,034     35,881,869
                                                       ----------     ----------

               PRODUCER DURABLES--10.20%
168,120        General Binding Corp.                    3,019,066      5,516,437
102,850        Hussman International, Inc.              1,355,034      1,459,184
 35,500        IDEX Corp.                                 926,932        942,969
434,100        Specialty Equipment Cos., Inc.*          5,523,313      8,627,738
                                                        ---------      ---------
                                                       10,824,345     16,546,328
                                                       ----------     ----------

               TECHNOLOGY--3.53%
288,100        Littelfuse, Inc.*                        7,344,468      5,725,987
                                                        ---------      ---------

               UTILITIES--3.54%
121,700        Century Telephone Enterprises           $2,637,576     $5,750,325
                                                       ----------     ----------

               Total Common Stocks                    112,988,081    160,569,829
                                                      -----------    -----------

Principal      REPURCHASE
   Amount      AGREEMENT-1.82%
$2,949,589     State Street Bank & Trust
               Company Repurchase
               Agreement, 4.50%, dated
               9/30/1998, repurchase price
               $2,949,958 maturing
               10/1/1998 (collateralized by
               U.S. Treasury Bond, 6.625%,
               6/30/2001)                               2,949,589      2,949,589
                                                        ---------      ---------
               Total Repurchase Agreement               2,949,589      2,949,589
                                                        ---------      ---------

               Total Investments-100.77%             $115,937,670    163,519,418
                                                     ------------
                                                     ------------
               Liabilities less Other Assets-(0.77)%                  (1,240,710)
                                                                      ----------
               NET ASSETS-100.00%                                   $162,278,708
                                                                    ------------
                                                                    ------------


*Non-income producing

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

  Number       COMMON STOCKS - 97.15%                     Cost       Market Value
of Shares
               CONSUMER DISCRETIONARY & SERVICES--33.39%
145,900        Bob Evans Farms, Inc.                   $2,837,068     $2,908,881
180,300        Carnival Cruise Lines, Inc.              1,376,574      5,735,794
 91,800        Central Newspapers, Inc., Class A        5,056,141      5,232,600
399,300        First Brands Corp.                       8,937,769      8,709,731
 84,900        Galileo International, Inc.              3,313,931      3,204,975
282,350        Harte-Hanks Communications               1,652,234      6,317,581
329,700        Hasbro, Inc.                             5,763,878      9,726,150
107,200        Houghton Mifflin Co.                     2,268,388      3,323,200
219,200        Lee Enterprises                          6,039,403      5,685,500
307,720        Leggett & Platt, Inc.                    1,876,028      6,385,190
218,600        Libbey, Inc.                             8,109,286      6,448,700
110,500        Omnicom Group, Inc.                      1,079,309      4,972,500
 54,500        Tribune Co.                              2,194,328      2,742,031
                                                        ---------      ---------
                                                       50,504,337     71,392,833
                                                       ----------     ----------

               CONSUMER STAPLES--10.33%
225,840        Longs Drug Stores, Inc.                  4,114,765      9,075,945
216,255        McCormick & Co., Inc.                    5,185,410      6,284,911
421,600        Whitman Corp.                            6,830,933      6,719,250
                                                        ---------      ---------
                                                       16,131,108     22,080,106
                                                       ----------     ----------

               FINANCIAL SERVICES--12.81%
 34,500        Arthur J. Gallagher & Co.               $1,156,293     $1,423,125
 91,700        Equifax, Inc.                            1,904,985      3,272,544
 68,600        Franklin Resources, Inc.                 2,045,594      2,058,000
176,300        MBIA, Inc.                               7,202,005      9,465,106
116,800        MBNA Corp.                                 899,280      3,343,400
114,700        Northern Trust Corp.                     2,386,266      7,828,275
                                                        ---------      ---------
                                                       15,594,423     27,390,450
                                                       ----------     ----------

               HEALTH CARE--7.81%
223,200        Allergan, Inc.                           7,601,291     13,029,300
191,700        Sybron Corp.*                            1,248,274      3,666,263
                                                        ---------      ---------
                                                        8,849,565     16,695,563
                                                        ---------     ----------

               MATERIALS & PROCESSING--17.29%
337,800        Brady (WH) Co.                           8,133,466      7,009,350
129,600        Ecolab, Inc.                             1,601,491      3,685,500
 79,500        Hunt Corp.                               1,853,717      1,207,406
284,300        Interface, Inc., Class A                 5,401,980      3,411,600
277,000        Morton International, Inc.               7,980,982      6,059,375
366,400        Rouse Co.                                5,859,778      9,869,900
424,015        Shorewood Packaging Corp.*               3,260,265      5,724,203
                                                        ---------      ---------
                                                       34,091,679     36,967,334
                                                       ----------     ----------


14

  Number       COMMON STOCKS-97.15% (cont)                Cost       Market Value
of Shares
               PRODUCER DURABLES--8.11%
129,305        General Binding Corp.                   $2,131,765     $4,242,820
122,450        Hussman International, Inc.              1,646,582      1,737,259
 45,000        Pitney-Bowes, Inc.                         802,490      2,365,313
452,100        Specialty Equipment Cos., Inc.*          5,960,590      8,985,488
                                                        ---------      ---------
                                                       10,541,427     17,330,880
                                                       ----------     ----------

               TECHNOLOGY--2.26%
243,700        Littelfuse, Inc.*                        6,190,168      4,843,538
                                                        ---------      ---------

               UTILITIES--5.15%
232,950        Century Telephone Enterprises            5,105,899     11,006,887
                                                        ---------     ----------


               Total Common Stocks                    147,008,606    207,707,591
                                                      -----------    -----------

Principal      REPURCHASE
  Amount       AGREEMENT - 4.39%                         Cost       Market Value
$9,394,670     State Street Bank & Trust
               Company Repurchase
               Agreement, 4.50%, dated
               9/30/1998, repurchase price
               $9,395,845 maturing
               10/1/1998 (collateralized by
               U.S. Treasury Bond, 8.75%,
               5/15/2017)                              $9,394,670     $9,394,670
                                                       ----------     ----------

               Total Repurchase Agreement               9,394,670      9,394,670
                                                        ---------      ---------

               Total Investments-101.54%             $156,403,276    217,102,261
                                                     ------------
                                                     ------------

               Liabilities less Other Assets-(1.54)%                  (3,289,858)
                                                                      ----------

               NET ASSETS-100.00%                                   $213,812,403
                                                                    ------------
                                                                    ------------

*Non-income producing
The accompanying notes are an integral part of the financial statements.

EQUITY STATISTICAL SUMMARY

ARIEL GROWTH                                                             EARNINGS PER SHARE
(UNAUDITED)                                                            ----------------------
                                                      52-WEEK
                                                       RANGE           1997          1998        1999         1997        1998
                              TICKER     PRICE    ---------------      ACTUAL      ESTIMATED   ESTIMATED      P/E         P/E
COMPANY                       SYMBOL    9/30/98   LOW        HIGH     CALENDAR      CALENDAR    CALENDAR    CALENDAR    CALENDAR
Hunt Corp.                    HUN       15.19     15.00     25.19      1.22           1.21        1.31       12.5         12.6
American Media, Inc.          ENQ        5.56      5.25      8.75      0.17           0.07        0.20       32.7         79.4
Shorewood Packaging Corp.     SWD       13.50     12.13     18.92      0.97           1.05        1.19       13.9         12.9
Specialty Equipment Cos.      SPEQ      19.88     15.44     24.38      1.86           2.12        2.48       10.7          9.4
Littelfuse, Inc.              LFUS      19.88     16.25     34.75      1.07           1.00        1.19       18.6         19.9
W.H. Brady Co.                BRCOA     20.75     16.25     35.75      1.50           1.43        1.65       13.8         14.5
General Binding Corp.         GBND      32.81     26.50     40.00      1.80           1.61        2.26       18.2         20.4
Libbey, Inc.                  LBY       29.50     28.25     42.25      2.30           2.64        2.90       12.8         11.2
Interface, Inc.               IFSIA     12.00     10.88     22.88      0.77           1.00        1.19       15.7         12.1
Arthur J. Gallagher & Co.     AJG       41.25     33.56     46.56      2.75           2.95        3.20       15.0         14.0
Hussmann International        HSM       14.19     12.63     20.13      1.01           1.22        1.40       14.0         11.6
IDEX Corp.                    IEX       26.56     19.50     38.75      1.78           1.94        2.13       14.9         13.7
Bob Evans Farms, Inc.         BOBE      19.94     17.00     22.50      1.03           1.24        1.40       19.4         16.1
First Brands Corp.            FBR       21.81     19.31     28.50      1.38           1.41        1.69       15.8         15.5
Lee Enterprises               LEE       25.94     23.50     33.88      1.34           1.44        1.67       19.4         18.0
Central Newspapers, Inc.      ECP       57.00     57.00     76.88      3.31           3.60        4.19       17.2         15.8
Longs Drug Stores Corp.       LDG       40.19     23.88     41.56      1.51           1.71        1.84       26.6         23.5
Whitman Corp.                 WH        15.94     14.88     23.38      0.46           0.62        0.71       34.7         25.7
Rouse Company                 RSE       26.94     24.31     35.69      2.47           2.72        3.01       10.9          9.9
McCormick & Company, Inc.     MCCRK     29.06     22.75     36.44      1.26           1.45        1.61       23.1         20.0
Ecolab, Inc.                  ECL       28.44     23.06     33.13      1.00           1.16        1.29       28.4         24.5
Allergan, Inc.                AGN       58.38     31.13     62.88      1.57           2.00        2.35       37.2         29.2
Hasbro, Inc.                  HAS       29.56     25.75     40.94      1.69           1.70        2.15       17.5         17.4
Leggett & Platt, Inc.         LEG       20.75     19.25     28.75      1.08           1.24        1.43       19.2         16.8
Century Telephone Enterprises CTL       47.25     25.00     52.69      1.64           2.00        2.30       28.8         23.6
MBIA, Inc.                    MBI       53.69     47.19     80.94      4.05           4.59        5.06       13.3         11.7
Northern Trust Corp.          NTRS      68.25     54.63     83.25      2.65           3.05        3.50       25.8         22.4
Omnicom Group, Inc.           OMC       45.00     32.75     58.44      1.37           1.65        1.90       32.8         27.3

                                     1999        MARKET
                                     P/E          CAP.
COMPANY                            CALENDAR      ($MM)
Hunt Corp.                           11.6         172
American Media, Inc.                 27.8         236
Shorewood Packaging Corp.            11.3         358
Specialty Equipment Cos.              8.0         428
Littelfuse, Inc.                     16.7         465
W.H. Brady Co.                       12.6         467
General Binding Corp.                14.5         515
Libbey, Inc.                         10.2         520
Interface, Inc.                      10.1         629
Arthur J. Gallagher & Co.            12.9         711
Hussmann International               10.1         723
IDEX Corp.                           12.5         779
Bob Evans Farms, Inc.                14.2         831
First Brands Corp.                   12.9         852
Lee Enterprises                      15.5       1,156
Central Newspapers, Inc.             13.6       1,411
Longs Drug Stores Corp.              21.8       1,564
Whitman Corp.                        22.5       1,618
Rouse Company                         9.0       1,845
McCormick & Company, Inc.            18.0       2,133
Ecolab, Inc.                         22.0       3,687
Allergan, Inc.                       24.8       3,816
Hasbro, Inc.                         13.7       3,888
Leggett & Platt, Inc.                14.5       4,082
Century Telephone Enterprises        20.5       4,338
MBIA, Inc.                           10.6       5,329
Northern Trust Corp.                 19.5       7,597
Omnicom Group, Inc.                  23.7       7,637

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.

ARIEL APPRECIATION
(UNAUDITED)

ARIEL GROWTH                                                              EARNINGS PER SHARE
(UNAUDITED)                                                             ----------------------
                                                      52-WEEK
                                                       RANGE           1997          1998        1999         1997        1998
                              TICKER     PRICE    ---------------      ACTUAL      ESTIMATED   ESTIMATED      P/E         P/E
COMPANY                       SYMBOL    9/30/98   LOW        HIGH     CALENDAR      CALENDAR    CALENDAR    CALENDAR    CALENDAR
Hunt Corp.                    HUN       15.19     15.00     25.19      1.22           1.21        1.31       12.5         12.6
Shorewood Packaging Corp.     SWD       13.50     12.13     18.92      0.97           1.05        1.19       13.9         12.9
Specialty Equipment Cos.      SPEQ      19.88     15.44     24.38      1.86           2.12        2.48       10.7          9.4
Littelfuse, Inc.              LFUS      19.88     16.25     34.75      1.07           1.00        1.19       18.6         19.9
W.H. Brady Co.                BRCOA     20.75     16.25     35.75      1.50           1.43        1.65       13.8         14.5
General Binding Corp.         GBND      32.81     26.50     40.00      1.80           1.61        2.26       18.2         20.4
Libbey, Inc.                  LBY       29.50     28.25     42.25      2.30           2.64        2.90       12.8         11.2
Interface, Inc.               IFSIA     12.00     10.88     22.88      0.77           1.00        1.19       15.7         12.1
Arthur J. Gallagher & Co.     AJG       41.25     33.56     46.56      2.75           2.95        3.20       15.0         14.0
Hussmann International        HSM       14.19     12.63     20.13      1.01           1.22        1.40       14.0         11.6
Bob Evans Farms, Inc.         BOBE      19.94     17.00     22.50      1.03           1.24        1.40       19.4         16.1
First Brands Corp.            FBR       21.81     19.31     28.50      1.38           1.41        1.69       15.8         15.5
Houghton Mifflin Co.          HTN       31.00     26.75     40.25      1.48           1.38        1.73       20.9         22.5
Lee Enterprises               LEE       25.94     23.50     33.88      1.34           1.44        1.67       19.4         18.0
Central Newspapers, Inc.      ECP       57.00     57.00     76.88      3.31           3.60        4.19       17.2         15.8
Longs Drug Stores Corp.       LDG       40.19     23.88     41.56      1.51           1.71        1.84       26.6         23.5
Whitman Corp.                 WH        15.94     14.88     23.38      0.46           0.62        0.71       34.7         25.7
Harte Hanks Communications,
  Inc.                        HHS       22.38     16.25     26.25      0.57           0.86        1.05       39.3         26.0
Rouse Company                 RSE       26.94     24.31     35.69      2.47           2.72        3.01       10.9          9.9
Sybron International Corp.    SYB       19.13     16.38     29.13      0.85           1.02        1.21       22.5         18.8
McCormick & Company, Inc.     MCCRK     29.06     22.75     36.44      1.26           1.45        1.61       23.1         20.0
Morton International          MII       21.88     21.88     35.88      1.55           1.71        1.85       14.1         12.8
Ecolab, Inc.                  ECL       28.44     23.06     33.13      1.00           1.16        1.29       28.4         24.5
Allergan, Inc.                AGN       58.38     31.13     62.88      1.57           2.00        2.35       37.2         29.2
Hasbro, Inc.                  HAS       29.56     25.75     40.94      1.69           1.70        2.15       17.5         17.4
Galileo International, Inc.   GLC       37.75     22.00     46.13      1.50           1.85        2.07       25.2         20.4
Leggett & Platt, Inc.         LEG       20.75     19.25     28.75      1.08           1.24        1.43       19.2         16.8
Century Telephone Enterprises CTL       47.25     25.00     52.69      1.64           2.00        2.30       28.8         23.6
Equifax, Inc.                 EFX       35.69     28.63     44.13      1.29           1.48        1.74       27.7         24.1
MBIA, Inc.                    MBI       53.69     47.19     80.94      4.05           4.59        5.06       13.3         11.7
Tribune Company               TRB       50.31     50.00     75.06      2.30           2.50        2.80       21.9         20.1
Franklin Resources, Inc.      BEN       29.88     25.75     57.88      1.86           2.00        1.95       16.1         14.9
Northern Trust Corp.          NTRS      68.25     54.63     83.25      2.65           3.05        3.50       25.8         22.4
Omnicom Group, Inc.           OMC       45.00     32.75     58.44      1.37           1.65        1.90       32.8         27.3
MBNA Corp.                    KRB       19.08     15.63     25.83      0.76           0.95        1.15       25.1         20.1
Pitney Bowes, Inc.            PBI       52.56     37.44     58.19      1.80           2.05        2.31       29.2         25.6
Carnival Corp.                CCL       31.81     22.00     42.63      1.12           1.36        1.63       28.4         23.4



                                     1999        MARKET
                                     P/E          CAP.
COMPANY                            CALENDAR      ($MM)
Hunt Corp.                           11.6         172
Shorewood Packaging Corp.            11.3         358
Specialty Equipment Cos.              8.0         428
Littelfuse, Inc.                     16.7         465
W.H. Brady Co.                       12.6         467
General Binding Corp.                14.5         515
Libbey, Inc.                         10.2         520
Interface, Inc.                      10.1         629
Arthur J. Gallagher & Co.            12.9         711
Hussmann International               10.1         723
Bob Evans Farms, Inc.                14.2         831
First Brands Corp.                   12.9         852
Houghton Mifflin Co.                 17.9         944
Lee Enterprises                      15.5       1,156
Central Newspapers, Inc.             13.6       1,411
Longs Drug Stores Corp.              21.8       1,564
Whitman Corp.                        22.5       1,618
Harte Hanks Communications,
  Inc.                               21.3       1,640
Rouse Company                         9.0       1,845
Sybron International Corp.           15.8       1,932
McCormick & Company, Inc.            18.0       2,133
Morton International                 11.8       2,713
Ecolab, Inc.                         22.0       3,687
Allergan, Inc.                       24.8       3,816
Hasbro, Inc.                         13.7       3,888
Galileo International, Inc.          18.2       3,960
Leggett & Platt, Inc.                14.5       4,082
Century Telephone Enterprises        20.5       4,338
Equifax, Inc.                        20.5       5,281
MBIA, Inc.                           10.6       5,329
Tribune Company                      18.0       6,135
Franklin Resources, Inc.             15.3       7,561
Northern Trust Corp.                 19.5       7,597
Omnicom Group, Inc.                  23.7       7,637
MBNA Corp.                           16.6      14,344
Pitney Bowes, Inc.                   22.8      14,425
Carnival Corp.                       19.5      18,937

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.

DEAR FELLOW SHAREHOLDER: For the quarter ending September 30, 1998, the Ariel Premier Bond Fund Institutional Class returned +3.4%, and the Investor Class +3.4%, while the Lehman Brothers Aggregate Index gained +4.2% and the Lipper Corporate A-Rated Bond Index posted a +3.2% return for the same period. Moreover, the quarter-end marked the three-year anniversary for the Institutional Class, which was subsequently rewarded with a 4-star rating by Morningstar, Inc.(1)

Although economic and financial conditions in Asia dominated the headlines prior to August, the U.S. economy grew at 3.7% over the first half of 1998, well above trend. In the last two months, however, the de facto default by Russia on its sovereign obligations resulted in sharp repricing of all types of risk.

Treasuries were the best performing sector over the quarter. Meanwhile, corporate, mortgage and asset-backed spreads all widened substantially, underperforming similar duration Treasuries by significant margins. Riskier fixed income assets--high yield and emerging market debt--had negative total returns for the quarter.

The Ariel Premier Bond Fund's duration strategy throughout most of 1998 has reflected our view that the persistent above-trend growth in the economy and the resulting strain on the labor market would eventually filter through to higher inflation and higher interest rates. This defensive position was a drag on performance because of the rate decline associated with the unprecedented flight to quality over the last quarter.

The global events of the past quarter have caused us to moderate our outlook for 1999. As a reflection of the uncertainty of the current environment, we added TIPS (Treasury Insured Protection Securities) to insulate the portfolios from a material decline in real rates.

The other extraordinary opportunity in this market environment is the spreads available on higher quality, virtually default-free securities. As such, the Fund's mortgage exposure has been increased. Additionally, we have also expanded the Fund's exposure to corporate and high-quality asset-backed securities.

This has been a difficult period for most investors, ourselves included. Crisis periods often distort traditional measures of value and strain decision making frameworks. However, investors with longer horizons, patience, and fortitude should ultimately be rewarded.

We are most grateful for your continued confidence and as always, welcome your thoughts and comments.

Sincerely,

/s/ John W. Rogers, Jr.             /s/ Kenneth R. Meyer
-----------------------             --------------------
John W. Rogers, Jr.                 Kenneth R. Meyer
President                           President
Ariel Capital Management, Inc.      Lincoln Capital Management Company


(1) MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF 9/30/98. RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE CALCULATED FROM THE FUND'S THREE-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. THE TOP 10% OF FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS; THE NEXT 22.5% RECEIVE 4 STARS; THE NEXT 35% RECEIVE 3 STARS; THE NEXT 22.5% RECEIVE 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR.

ARIEL PREMIER BOND FUND                 AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1998*
                                        ---------------------------------------------------------------------------
Institutional Class Inception                                                   3Q98      1 Year    Life of Fund
October 1, 1995                         ---------------------------------------------------------------------------
                                        ARIEL PREMIER BOND FUND, INST. CL.      +3.4%     +10.2%    +7.8%
                                        ARIEL PREMIER BOND FUND, INV. CL.       +3.4%     + 9.3%    +9.1%
Investor Class Inception
February 1, 1997
*Average annual total returns assume reinvestment of dividends and capital gains.

[Graph]

-------------------------------------------------------------------------------

                                        ARIEL PREMIER BOND FUND          LEHMAN AGGREGATE BOND
                                         PORTFOLIO COMPOSITION        INDEX PORTFOLIO COMPOSITION
                                         ---------------------        ---------------------------
ASSET-BACKED                                    33.9%                             1.0%
MORTGAGE-BACKED                                 22.9%                            30.7%
GOVERNMENT & AGENCY                             18.9%                            47.6%
CORPORATE                                       16.2%                            20.7%
OTHER ASSETS & CASH                              8.1%                             -

-------------------------------------------------------------------------------

Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Fund's assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INV. CL AND COMPARABLE INDICES*
[GRAPH]

ARIEL PREMIER BOND FUND, INV. CL.
Feb 97                             $10,000
Mar 97                             $ 9,930
Apr 97                             $10,020
May 97                             $10,060
Jun 97                             $10,265
Jul 97                             $10,516
Aug 97                             $10,443
Sep 97                             $10,573
Oct 97                             $10,715
Nov 97                             $10,743
Dec 97                             $10,786
Mar 98                             $10,944
Jun 98                             $11,099
Sep 98                             $11,560

LEHMAN AGGREGATE

Feb 97                             $10,000
Mar 97                             $ 9,914
Apr 97                             $10,062
May 97                             $10,158
Jun 97                             $10,279
Jul 97                             $10,556
Aug 97                             $10,467
Sep 97                             $10,622
Oct 97                             $10,773
Nov 97                             $10,823
Dec 97                             $10,932
Mar 98                             $11,102
Jun 98                             $11,361
Sep 98                             $11,842


COMPARISON OF CHANGES IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDICES
[GRAPH]

ARIEL PREMIER BOND FUND, INST. CL.
Oct 95                             $1,000,000
Dec 95                             $1,035,122
Mar 96                             $1,009,187
Jun 96                             $1,018,867
Sep 96                             $1,039,607
Dec 96                             $1,067,709
Mar 97                             $1,063,762
Jun 97                             $1,101,562
Sep 97                             $1,135,857
Dec 97                             $1,165,544
Mar 98                             $1,182,644
Jun 98                             $1,201,292
Sep 98                             $1,251,681

LEHMAN AGGREGATE

Oct 95                             $1,000,000
Dec 95                             $1,042,614
Mar 96                             $1,024,120
Jun 96                             $1,029,953
Sep 96                             $1,048,996
Dec 96                             $1,080,467
Mar 97                             $1,074,420
Jun 97                             $1,113,997
Sep 97                             $1,151,139
Dec 97                             $1,184,769
Mar 98                             $1,203,205
Jun 98                             $1,231,317
Sep 98                             $1,283,385


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

 Par Value     ASSET-BACKED SECURITIES-33.86%             Cost       Market Value
$2,630,000     American Express, 971A,
               6.40%, 4/15/2005                        $2,631,939     $2,745,430
   700,000     Americredit Auto Receivables,
               6.06%, 12/12/2002                          699,889        719,551
 1,000,000     Associates Manufactured Housing,
               972A-3, 6.275%, 3/15/2028                  999,705      1,018,060
 1,000,000     Auto Leasing Investors,
               6.177%, 8/12/2005+                       1,000,000      1,039,060
   650,000     BEA, 98-A2-A, zero coupon,
               2/15/2006+                                 626,807        680,368
   520,000     Caterpillar Financial, G8AA,
               5.85%, 4/25/2003                           519,657        529,973
 1,000,000     Chase Credit Card, 96C 3A,
               7.04%, 2/15/2005                         1,029,845      1,052,890
    70,000     Circuit City Credit Card,
               1995-1A, 6.375%, 8/15/2005                  69,254         71,831
 1,200,000     Citibank Credit Card,
               zero coupon, 8/15/2006                     829,002        888,504
 2,000,000     Contimortgage Home Equity 97-A5,
               6.44%, 12/15/2012                        2,018,584      2,070,000
   400,000     CSFB 97-C1 A1C, 7.24%, 4/20/2007           414,813        431,640
 2,000,000     EQCC Home Equity, 973-A9,
               6.57%, 2/15/2029                         1,983,901      2,140,060
 2,900,000     Fannie Mae,
               6.45%, 8/17/2013                         2,935,801      3,039,896
 1,092,000     Fingerhut, 96-1A, 6.45%, 2/20/2002       1,097,591      1,098,879
 1,800,000     First Omni, 96-AA, 6.65%, 9/15/2003      1,825,216      1,845,000
 1,673,499     Fleetwood, 97BA, 6.40%, 5/15/2013        1,671,240      1,711,588
   550,000     General Growth Properties, 976C1 A2,
               6.602%, 11/15/2007+                        550,000        574,750
   500,000     Green Tree Financial, 98-A4,
               6.09%, 7/1/2010                            499,944        516,960
    60,000     Green Tree Financial, 1995-1 A5,
               8.40%, 6/15/2025                            65,820         62,123
 1,065,000     GS Mortgage Securities Corp.,
               6.86%, 7/13/2030                         1,098,754      1,124,246
   897,182     IMC Excess Cash,
               7.41%, 11/26/2028+                         897,149        899,560
 1,450,000     J.C. Penney Master Credit Card Trust,
               1990-C1, 9.625%, 6/30/2000               1,523,442      1,590,447
 2,500,000     MBNA Master Credit Card, 95DA,
               6.05%, 11/15/2002                        2,491,628      2,561,350

 Par Value     ASSET-BACKED SECURITIES-33.86% (con't)     Cost       Market Value
  $380,000     MBNA Master Credit Card II, 971A,
               6.55%, 1/15/2007                          $383,073      $405,315
   990,000     MBNA Master Credit Card I, 971A,
               6.45%, 2/15/2008                         1,043,632      1,064,428
   975,878     Merrill Lynch Mortgage Investors, Inc.,
               1995-C2-A1, Floating Rate 7.374%
               as of 9/30/1998, 6/15/2021                 988,930      1,013,020
   283,913     The Money Store, 1996-1 A3,
               6.85%, 12/20/2002                          283,882        286,417
   354,029     The Money Store, 1997-A A3,
               6.675%, 4/15/2012                          353,926        356,709
   300,000     The Money Store, 1996-B A6,
               7.38%, 5/15/2017                           299,955        310,668
 1,000,000     The Money Store, 1996-B A9,
               8.14%, 10/15/2027                        1,061,368      1,090,290
   104,323     Olympic Auto Receivables,
               1995-EA4, 5.85%, 3/15/2001                 103,652        104,689
   650,000     Premier Auto Trust, 98 3A3,
               5.88%, 12/8/2001                           649,907        663,364
 1,440,000     Prime, 95-1A, 6.75%, 11/15/2005          1,445,926      1,527,494
   194,444     Private Label Credit Card,
               1994-2A, 7.80%, 9/20/2003                  197,791        198,010
 1,718,350     Railcar Leasing, 6.75%, 7/15/2006+       1,717,742      1,804,268
 1,400,847     Railcar Trust, 1992-1A,
               7.75%, 6/1/2004                          1,452,981      1,510,183
    99,408     Salomon Brothers, 96LB2A3,
               6.875%, 10/25/2026                          99,402         99,511
   940,000     Salomon Brothers Mortgage Sec.,
               97 6A3, 6.76%, 12/25/2027                  938,836        965,070
   440,000     Sears Credit Account, 96-2A,
               6.50%, 10/15/2003                          438,168        443,696
   420,000     Standard Credit Card Master -
               Citibank, 94-4A, 8.25%, 11/7/2003          441,707        456,792
 2,300,000     Standard Credit Card Master -
               Citibank, 951A, 8.25%, 1/7/2007          2,488,043      2,692,679
 1,400,000     Team Fleet Financial Co.,
               97-1A, 7.35%, 5/15/2003+                 1,399,231      1,470,000
   300,000     UCFC, 96 CA 3, 7.15%, 12/15/2013           299,956        309,918
 1,560,000     Union Acceptance Corp., 97AA2,
               6.375%, 10/8/2003                        1,571,594      1,590,045
 1,880,000     World Financial, 96-AA,
               6.70%, 2/15/2004                         1,888,280      1,960,445

 Par Value     ASSET-BACKED SECURITIES-33.86% (con't)     Cost       Market Value
  $397,273     World Omni Auto Lease,
               1996-BA3, 6.25%, 11/15/2002               $396,781       $400,893
 2,200,000     World Omni Auto Lease,
               97B3, 6.18%, 11/25/2003                  2,199,794      2,242,482
                                                        ---------      ---------

          Total Asset-Backed Securities                49,624,538     51,378,552
                                                       ----------     ----------

               CORPORATE DEBT-16.16%

   500,000     Abbey National PLC,
               6.70%, 6/29/2049                           499,160        502,500
   445,000     American General Inst.,
               7.57%, 12/1/2045+                          465,135        469,475
   550,000     American Stores, 8.00%, 6/1/2026           605,505        646,938
   570,000     Archer Daniels II, 6.95%, 12/15/2097       567,635        607,050
   275,000     Bank of America Capital II,
               8.00%, 12/15/2026                          271,274        296,656
   185,000     Bayer Corporation, 6.65%, 2/15/2028+       184,028        189,394
   750,000     Bell Atlantic-Pennsylvania,
               8.75%, 8/15/2031                           961,164      1,013,438
   550,000     Best Foods,
               5.60%, 10/15/2097                          424,420        475,750
   500,000     Boston Scientific, 6.625%, 3/15/2005       499,761        507,500
 1,575,000     Consumers Energy CMS,
               6.20%, 5/1/2008+                         1,556,470      1,638,000
 1,340,000     Federated Department Stores,
               7.00%, 2/15/2028                         1,320,501      1,376,850
   515,000     FedEx, 7.60%, 7/1/2097                     540,543        547,831
   725,000     Ford Motor Co.,
               7.50%, 8/1/2026                            780,888        814,719
   375,000     Ford Motor Co.,
               7.40%, 11/1/2046                           408,132        420,000
   275,000     J.C. Penney Co., 7.625%, 3/1/2097          269,473        294,250
    95,000     JP Morgan Capital Trust I,
               7.54%, 1/15/2027                            95,000         97,969
   710,000     Lincoln National Corp.,
               7.00%, 3/15/2018                           708,373        739,288
   800,000     Lowe's Companies, Inc.,
               6.875%, 2/15/2028                          798,745        839,000
 1,275,000     MCI Worldcom, Inc.,
               7.75%, 4/1/2027                          1,373,448      1,502,906
   610,000     Mirage Resorts, 7.25%, 8/1/2017            606,809        597,038


 Par Value     CORPORATE DEBT-16.16% (con't)              Cost       Market Value
  $300,000     News America Holdings,
               7.25%, 5/18/2018+                         $297,983       $313,500
   650,000     Peco Energy Co., 7.38%, 4/6/2028           650,000        678,438
 1,400,000     Philip Morris, 7.125%, 8/15/2002         1,392,025      1,491,000
   775,000     Provident Companies,
               6.37%, 7/15/2005                           772,346        806,969
 1,220,000     Provident Companies,
               7.00%, 7/15/2018                         1,219,612      1,236,775
 1,190,000     PSI Energy, 7.250%, 3/15/2028            1,186,173      1,230,163
   880,000     Rite Aid Corporation,
               6.00%, 10/1/2003+                          877,387        888,800
 1,000,000     Safeco Capital Trust,
               8.072%, 7/15/2037                        1,000,000      1,095,000
   805,000     Suntrust Cap II,
               7.90%, 6/15/2027                           809,662        880,469
 1,000,000     Travelers Capital II,
               7.75%, 12/1/2036                         1,035,798      1,053,750
   335,000     Tyco International Group,
               6.25%, 6/15/2003                           333,423        345,888
   595,000     Tyco International Group,
               7.00%, 6/15/2028                           590,723        619,544
   280,000     Zurich Capital Trust,
               8.376%, 6/1/2037+                          294,937        315,000
                                                         --------       --------

               Total Corporate Debt                    23,396,533     24,531,848
                                                       ----------     ----------


               U.S. GOVERNMENT AGENCIES-24.53%

               MORTGAGE-BACKED SECURITIES--22.88%

 1,379,842     Freddie Mac, 6.50%, 11/1/2025            1,303,670      1,414,766
 3,528,010     Freddie Mac, 6.50%, 2/1/2026             3,415,716      3,605,167
 4,900,877     Freddie Mac, Gold, 6.50%, 3/1/2026       4,638,725      5,006,540
   406,347     Freddie Mac, Gold, 6.50%, 4/1/2026         375,222        414,989
   709,240     Freddie Mac, Gold, 6.50%, 5/1/2026         654,906        724,311
    36,277     Fannie Mae, 7.00%, 10/1/2023                35,668         37,444
 1,628,005     Fannie Mae, 6.50%, 4/1/2024              1,553,670      1,661,574
   376,129     Fannie Mae, 7.00%, 5/1/2024                369,805        387,883
   423,173     Fannie Mae, 6.50%, 11/1/2025               389,103        431,636
 1,438,785     Fannie Mae, 6.50%, 1/1/2026              1,395,443      1,467,100
 5,574,293     Fannie Mae, 6.50%, 5/1/2026              5,258,621      5,683,995
13,900,000     Fannie Mae, 6.00%, 11/1/2028(v)         13,752,313     13,882,625
                                                       ----------     ----------
                                                       33,142,862     34,718,030
                                                       ----------     ----------

 Par Value     U.S. GOVERNMENT AGENCIES-24.53% (cont)     Cost        Market Value
               OTHER AGENCY ISSUES--1.65%

  $250,000     Government Trust Certificate,
               Aid Israel, 5.70%, 2/15/2003              $249,410       $259,513
 1,350,680     Government Trust Certificate, Israel
               Trust, Series 2E, 9.40%, 5/15/2002       1,422,274      1,418,214
   804,490     Pemex Exp. Trust, 7.66%, 8/15/2001         822,071        835,704
                                                          -------        -------
                                                        2,493,755      2,513,431
                                                        ---------      ---------

               Total U.S. Government Agencies          35,636,617     37,231,461
                                                       ----------     ----------


               U.S. GOVERNMENT OBLIGATIONS-17.23%

   560,000     U.S. Treasury Bond,
               13.875%, 5/15/2011                         836,865        889,381
   770,000     U.S. Treasury Bond,
               6.125%, 11/15/2027                         869,358        887,218
 8,825,000     U.S. Treasury Note,
               7.50%, 10/31/1999                        8,942,583      9,090,544
 2,000,000     U.S. Treasury Note,
               6.25%, 6/30/2002                         2,041,625      2,126,360
13,116,668     U.S. Treasury Note,
               3.625%, 1/15/2008                       12,987,956     13,153,395
                                                       ----------     ----------

               Total U.S. Government
               Obligations                             25,678,387     26,146,898
                                                       ----------     ----------

               COMMERCIAL PAPER-12.10%

 3,000,000     BellSouth Telecommunications,
               5.48%, 10/21/1998*                       2,990,867      2,990,867
 3,000,000     Falcon Asset Securities Corp.,
               5.53%, 10/9/1998*                        2,996,313      2,996,313
 3,000,000     Ford Motor Credit Co.,
               5.51%, 10/14/1998*                       2,994,031      2,994,031
 3,000,000     International Lease Finance,
               5.48%, 10/14/1998*                       2,994,063      2,994,063
 3,000,000     Metlife Funding,
               5.50%, 10/20/1998*                       2,991,292      2,991,292
 3,400,000     Norwest Corporation,
               5.51%, 10/9/1998*                        3,395,837      3,395,837
                                                        ---------      ---------

               Total Commercial Paper                  18,362,403     18,362,403
                                                       ----------     ----------

 Principal     REPURCHASE AGREEMENT-4.88%                 Cost       Market Value
    Amount
$7,398,406     State Street Bank & Trust
               Company Repurchase
               Agreement, 4.50%, dated
               9/30/1998, repurchase price
               $7,399,331, maturing
               10/1/1998 (collateralized by
               U.S. Treasury Bond, 8.75%,
               5/15/2017)                              $7,398,406     $7,398,406
                                                       ----------     ----------

               Total Repurchase Agreement               7,398,406      7,398,406
                                                        ---------      ---------

               Total Investments-108.76%             $160,096,884    165,049,568
                                                     ------------
                                                     ------------

               Liabilities less
               Other Assets-(8.76)%                                  (13,293,635)
                                                                     -----------

               NET ASSETS-100.00%                                   $151,755,933
                                                                    ------------
                                                                    ------------

+Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

(v)When-issued security.

*Security pledged as collateral for when-issued purchase commitment outstanding as of September 30, 1998.

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities

SEPTEMBER 30, 1998

                                                   GROWTH                APPRECIATION          PREMIER
                                                    FUND                     FUND             BOND FUND
                                                    ----                     ----             ---------
ASSETS:
   Investments in securities, at value
      (cost $115,937,670, $156,403,276
      and $160,096,884, respectively)           $163,519,418             $217,102,261        $165,049,568
   Dividends and interest receivable                 266,604                  270,806           1,301,398
   Receivable for fund shares issued                  95,069                   51,639              12,500
   Prepaid and other assets                           18,347                   26,483                  --
                                                      ------                   ------               -----
      Total assets                               163,899,438              217,451,189         166,363,466
                                                 -----------              -----------         -----------

LIABILITIES:
   Payable for securities purchased                1,372,994                3,333,097          13,752,312
   Accrued management fee                             84,391                  128,074              56,341
   Accrued distribution fee                           30,718                   40,013                 343
   Payable for shares redeemed                        22,770                   21,259                  --
   Payable to bank                                        --                       --              87,250
   Shareholder distributions payable                      --                       --             711,287
   Other liabilities                                 109,857                  116,343                  --
                                                     -------                  -------               -----
      Total liabilities                            1,620,730                3,638,786          14,607,533
                                                   ---------                ---------          ----------

NET ASSETS                                      $162,278,708             $213,812,403        $151,755,933
                                                ------------             ------------        ------------
                                                ------------             ------------        ------------

NET ASSETS CONSIST OF:
   Paid-in-capital                               $97,368,256             $127,648,590        $145,207,323
   Undistributed net investment income               254,687                  262,188                  --
   Accumulated net realized gain
      on investment transactions                  17,074,017               25,202,640           1,595,926
   Net unrealized appreciation
      on investments                              47,581,748               60,698,985           4,952,684
                                                  ----------               ----------           ---------
      Total net assets                          $162,278,708             $213,812,403        $151,755,933
                                                ------------             ------------        ------------
                                                ------------             ------------        ------------

Shares outstanding (no par value)                  4,446,857                6,722,858
      Institutional Class                                                                      14,103,227
      Investor Class                                                                              167,402
Net asset value, offering and redemption
   price per share                                    $36.49                   $31.80
      Institutional Class                                                                          $10.63
      Investor Class                                                                               $10.63

Statement of Operations


YEAR ENDED SEPTEMBER 30, 1998

                                                   GROWTH                APPRECIATION          PREMIER
                                                    FUND                     FUND             BOND FUND
                                                    ----                     ----             ---------
INVESTMENT INCOME:
   Dividends                                      $2,285,967               $2,883,413         $        --
   Interest                                          403,538                  425,555           8,137,888
                                                     -------                  -------           ---------
      Total investment income                      2,689,505                3,308,968           8,137,888
                                                   ---------                ---------           ---------

EXPENSES:
   Management fee                                  1,159,454                1,637,377             581,261
   Distribution fee                                  445,944                  545,792               2,162
   Transfer agent fees and expenses                  328,647                  344,853                  --
   Printing and postage expense                       77,141                   74,315                  --
   Professional fees                                  35,214                   36,844                  --
   Trustees' fees and expenses                        31,962                   32,036                  --
   Federal and state registration fees                29,904                   35,852                  --
   Custody fees and expenses                          22,601                   24,327                  --
   Miscellaneous expenses                             22,140                   24,774                  --
                                                      ------                   ------             -------
      Net expenses                                 2,153,007                2,756,170             583,423
                                                   ---------                ---------             -------

NET INVESTMENT INCOME                                536,498                  552,798           7,554,465
                                                     -------                  -------           ---------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investments               17,160,907               25,325,874           1,888,489
   Change in net unrealized appreciation
      on investments                             (23,286,493)             (19,712,453)          3,368,397
                                                 -----------              -----------           ---------
   Net gain (loss) on investments                 (6,125,586)               5,613,421           5,256,886
                                                  ----------                ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $(5,589,088)              $6,166,219         $12,811,351
                                                 -----------               ----------         -----------
                                                 -----------               ----------         -----------

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                  GROWTH FUND                 APPRECIATION FUND             PREMIER BOND FUND
                                                  -----------                 -----------------             -----------------

                                             Year Ended September 30,      Year Ended September 30,      Year Ended September 30,
                                             1998               1997       1998               1997       1998               1997
                                             ----               ----       ----               ----       ----               ----
OPERATIONS:
   Net investment income                       $536,498       $296,358       $552,798       $110,408     $7,554,465     $4,175,305
   Net realized gain on investments          17,160,907     14,275,367     25,325,874     18,598,505      1,888,489        570,915
   Change in net unrealized
      appreciation on investments           (23,286,493)    33,739,637    (19,712,453)    37,099,202      3,368,397      1,572,509
                                             ----------     ----------    -----------     ----------      ---------      ---------
   Net increase (decrease) in net assets
      resulting from operations              (5,589,088)    48,311,362      6,166,219     55,808,115     12,811,351      6,318,729
                                             ----------     ----------      ---------     ----------     ----------      ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                       (580,333)            --       (393,585)      (397,468)    (7,558,515)    (4,175,319)
   Capital gains                            (14,358,164)    (6,352,876)   (17,505,645)    (7,316,330)      (832,076)       (93,776)
                                            -----------     ----------    -----------     ----------       --------        -------
                                            (14,938,497)    (6,352,876)   (17,899,230)    (7,713,798)    (8,390,591)    (4,269,095)
                                            -----------     ----------    -----------     ----------     ----------     ----------

SHARE TRANSACTIONS:
   Shares sold                              333,537,306    304,618,745    167,531,444     41,438,186     44,225,254     94,148,238
   Shares issued to holders in
      reinvestment of dividends              13,762,375      5,898,783     16,077,043      7,002,337      7,716,011      4,444,086
   Shares redeemed                         (328,558,849)  (298,180,590)  (144,541,179)   (45,683,940)   (19,005,303)    (1,609,367)
                                           ------------   ------------   ------------    -----------    -----------     ----------
   Net increase                              18,740,832     12,336,938     39,067,308      2,756,583     32,935,962     96,982,957
                                             ----------     ----------     ----------      ---------     ----------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,786,753)    54,295,424     27,334,297     50,850,900     37,356,722     99,032,591

NET ASSETS:
   Beginning of year                        164,065,461    109,770,037    186,478,106    135,627,206    114,399,211     15,366,620
                                            -----------    -----------    -----------    -----------    -----------     ----------

   End of year (includes
   undistributed net investment
   income of $254,687, $296,358, $262,188,
   $95,385, $0 and $4,050, respectively)   $162,278,708   $164,065,461   $213,812,403   $186,478,106   $151,755,933   $114,399,211
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           ------------   ------------   ------------   ------------   ------------   ------------

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                       GROWTH FUND
                                                                       -----------

                                                       Year Ended September 30,
                                             1998           1997           1996           1995           1994
                                             ----           ----           ----           ----           ----
   Net asset value, beginning of year       $41.49         $30.58         $30.78         $28.84         $30.46
   Income from investment operations:
     Net investment income                    0.13           0.07           0.18           0.36           0.18
     Net realized and unrealized gains
        (losses) on investments              (1.41)         12.62           4.24           3.51           0.23
                                             -----          -----           ----           ----           ----
   Total from investment operations          (1.28)         12.69           4.42           3.87           0.41

   Distributions to shareholders:
     Dividends from net investment
        income                               (0.14)            --          (0.44)         (0.23)         (0.30)
     Distributions from capital gains        (3.58)         (1.78)         (4.18)         (1.70)         (1.73)
                                             -----          -----          -----          -----          -----
   Total distributions                       (3.72)         (1.78)         (4.62)         (1.93)         (2.03)
                                             -----          -----          -----          -----          -----

   Net asset value, end of year             $36.49         $41.49         $30.58         $30.78         $28.84
                                            ------         ------         ------         ------         ------
                                            ------         ------         ------         ------         ------

   Total return                              (3.83)%       43.25%         16.28%         14.38%          1.41%

   Supplemental data and ratios:
     Net assets, end of year, in
        thousands                         $162,279       $164,065       $109,770       $120,953       $149,511
     Ratio of expenses to average
        net assets                           1.21%          1.25%          1.31%        1.37%(a)         1.25%
     Ratio of net investment income
        to average net assets                0.30%          0.23%          0.57%        1.18%(a)         0.56%
     Portfolio turnover rate                   22%            20%            17%            16%             9%


                                                                     APPRECIATION FUND
                                                                     -----------------

                                                                 Year Ended September 30,
                                             1998           1997           1996           1995           1994
                                             ----           ----           ----           ----           ----
   Net asset value, beginning of year       $33.70         $24.99         $22.76         $21.82         $21.67
   Income from investment operations:
     Net investment income                    0.09           0.02           0.13           0.14           0.04
     Net realized and unrealized gains
        (losses) on investments               1.14          10.13           4.07           2.26           0.51
                                             -----          -----          -----          -----          -----
   Total from investment operations           1.23          10.15           4.20           2.40           0.55

   Distributions to shareholders:
     Dividends from net investment
        income                               (0.07)         (0.07)         (0.20)         (0.06)         (0.05)
     Distributions from capital gains        (3.06)         (1.37)         (1.77)         (1.40)         (0.35)
                                             -----          -----          -----          -----          -----
   Total distributions                       (3.13)         (1.44)         (1.97)         (1.46)         (0.40)
                                             -----          -----          -----          -----          -----


   Net asset value, end of year             $31.80         $33.70         $24.99         $22.76         $21.82
                                            ------         ------         ------         ------         ------
                                            ------         ------         ------         ------         ------

   Total return                               3.40%         42.33%         19.60%         12.11%          2.56%

   Supplemental data and ratios:
     Net assets, end of year, in
        thousands                         $213,812       $186,478       $135,627       $143,312       $162,280
     Ratio of expenses to average
        net assets                           1.26%          1.33%           1.36%(a)       1.36%(a)       1.35%(a)
     Ratio of net investment income
        to average net assets                0.25%          0.07%           0.50%(a)       0.61%(a)       0.17%(a)
     Portfolio turnover rate                   20%            19%             26%            18%            12%


(a) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Growth Fund and 1.40%, 1.58% and 1.40%, for the periods ended 1996, 1995 and 1994 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Growth Fund and 0.46%, 0.39% and 0.12%, for the periods ended 1996, 1995 and 1994 for the Appreciation Fund, respectively.


The accompanying notes are an integral part of the financial statements.

                                                                      PREMIER BOND FUND
                                                                      -----------------
                                                      INSTITUTIONAL CLASS                     INVESTOR CLASS
                                                                                       Year ended   February 1, 1997(a)
                                                    Year Ended September 30,          September 30,        to
                                              1998          1997           1996           1998      September 30, 1997
                                              ----          ----           ----           ----      ------------------
   Net asset value, beginning of year       $10.30          $9.95         $10.00         $10.29         $10.10
   Income from investment operations:
     Net investment income                    0.61           0.52           0.43           0.57           0.37
     Net realized and unrealized gains
        (losses) on investments               0.40           0.37          (0.04)          0.41           0.19
                                              ----           ----          -----           ----           ----
   Total from investment operations           1.01           0.89           0.39           0.98           0.56


   Distributions to shareholders:
     Dividends from net investment
        income                               (0.61)         (0.52)         (0.43)         (0.57)         (0.37)
     Distributions from capital gains        (0.07)         (0.02)         (0.01)         (0.07)            --
                                             -----          -----          -----          -----          -----
   Total distributions                       (0.68)         (0.54)         (0.44)         (0.64)         (0.37)
                                             -----          -----          -----          -----          -----


   Net asset value, end of year             $10.63         $10.30          $9.95         $10.63         $10.29
                                            ------         ------          -----         ------         ------
                                            ------         ------          -----         ------         ------

   Total return                             10.20%          9.26%          3.96%          9.34%           5.73%(b)

   Supplemental data and ratios:
     Net assets, end of year, in
        thousands                         $149,977       $113,998        $15,367         $1,779           $401
     Ratio of expenses to average
        net assets                           0.45%          0.45%          0.48%          0.85%           0.85%(c)
     Ratio of net investment income
        to average net assets                5.86%          6.05%          5.85%          5.46%           5.60%(c)
     Portfolio turnover rate                   60%           218%           423%            60%            218%

(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 1998

1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. The Investor Class began February 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Growth Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

SEPTEMBER 30, 1998

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:


                                                            Year Ended September 30, 1998
                                        Growth Fund     Appreciation Fund               Premier Bond Fund
                                        -----------     -----------------               ------------------
                                                                                Institutional         Investor
                                                                                -------------         --------
Shares sold                              8,005,752           4,885,967           4,089,595             157,274
Shares issued to holders in
  reinvestment of dividends                345,863             491,344             739,559               4,110
Shares redeemed                         (7,859,564)         (4,187,549)         (1,793,634)            (32,982)
                                        ----------          ----------          ----------             -------
Net increase                               492,051           1,189,762           3,035,520             128,402
                                           -------           ---------           ---------             -------
                                           -------           ---------           ---------             -------


                                                             Year Ended September 30, 1997
                                        Growth Fund     Appreciation Fund               Premier Bond Fund
                                        -----------     -----------------               ------------------
                                                                                Institutional         Investor
                                                                                -------------         --------
Shares sold                              8,947,566           1,486,623           9,242,477              40,697
Shares issued to holders in
  reinvestment of dividends                184,857             268,901             436,758                 716
Shares redeemed                         (8,766,712)         (1,650,759)           (156,525)             (2,413)
                                        ----------          ----------            --------              ------
Net increase                               365,711             104,765           9,522,710              39,000
                                           -------             -------           ---------              ------
                                           -------             -------           ---------              ------

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 1998 are summarized below:

                         Growth Fund    Appreciation Fund   Premier Bond Fund
                         -----------    -----------------   -----------------
Purchases                $53,475,418        $68,704,368       $109,088,098
Sales                     36,977,326         40,582,703         62,876,478


Purchases and sales of U.S. government securities for the Premier Bond Fund for the year ended September 30, 1998 were $34,193,326 and $41,349,501, respectively.


At September 30, 1998 gross unrealized appreciation and depreciation of securities were as follows:

                           Growth Fund    Appreciation Fund   Premier Bond Fund
                           -----------    -----------------   -----------------
Unrealized appreciation    $57,368,101       $72,572,331         $4,970,269
Unrealized (depreciation)   (9,786,353)      (11,873,346)           (17,585)
                            ----------       -----------            -------
   Net appreciation        $47,581,748       $60,698,985         $4,952,684
                           -----------       -----------         ----------
                           -----------       -----------         ----------

The book and federal income tax basis of securities is the same for the Growth Fund, Appreciation Fund and Premier Bond Fund. It is management's intention to distribute future net realized capital gains to the extent that such gains exceed any available federal income tax capital loss carryforwards. For the year ended September 30, 1998, 100% of dividends paid from net investment income of the Growth Fund and Appreciation Fund qualifies for the dividend received deduction available to corporate shareholders.

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Growth Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

SEPTEMBER 30, 1998

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% for the next $50 million, 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Growth Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.30% annually of each Fund's average daily net asset value. Such expenses are currently limited by the Board of Trustees to an annual rate of 0.25% of each classes' average daily net assets. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.


REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL MUTUAL FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ariel Growth Fund, Ariel Appreciation Fund, and Ariel Premier Bond Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 1998, the related statements of operations and changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with generally accepted accounting principles.

                                                  Ernst & Young LLP

Chicago, Illinois

October 16, 1998

BOARD OF TRUSTEES

     BERT N. MITCHELL, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

     MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

     JAMES W. COMPTON Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

     WILLIAM C. DIETRICH, C.P.A. Bill is an independent financial consultant, specializing in early stage entrepreneurial companies. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

     ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

     JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

     MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

     CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention &Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

     ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

ARIEL MUTUAL FUNDS


Ariel Investment Trust                                           ---------------
307 North Michigan Avenue                                          BULK MAIL
Suite 500                                                         U.S. POSTAGE
Chicago, Illinois 60601                                              PAID
                                                                 PERMIT NO. 4113
                                                                  CHICAGO, IL
                                                                 ---------------


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